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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): August 28, 2001
                                                  -----------------
                                                  (August 15, 2001)
                                                  -----------------


                             RURBAN FINANCIAL CORP.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



            OHIO                         0-13507                 34-1395608
----------------------------           ------------          -------------------
(State or other jurisdiction           (Commission              (IRS Employer
      of incorporation)                File Number)          Identification No.)


                    401 Clinton Street, Defiance, Ohio 43512
               ---------------------------------------------------
               (Address of principal executive offices) (Zip Code)


        Registrant's telephone number, including area code (419) 783-8950
                                                           --------------


                                 NOT APPLICABLE
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)



                         Index to Exhibits is on Page 4.
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ITEM 1.  CHANGES IN CONTROL OF REGISTRANT.

         Not Applicable.

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         Not applicable.

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP.

         Not applicable.

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         Not applicable.

ITEM 5.  OTHER EVENTS.

         On August 15, 2001, the Board of Directors of Rurban Financial Corp. (the "Company") declared that Company shareholders of record as of September 14, 2001 will receive a 5% share dividend and an $0.12 cash dividend. Both the share dividend and the cash dividend will be payable on September 28, 2001. The press release issued by the Company on August 27, 2001 describing this development is included with this filing as Exhibit 99(a).

ITEM 6.  RESIGNATIONS OF REGISTRANT'S DIRECTORS.

         Not Applicable.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)  None required.

         (b)  None required.

         (c)  Exhibits.


              EXHIBIT NUMBER                           DESCRIPTION
              --------------                           -----------

                  99(a)                    Press Release issued August 27, 2001

ITEM 8.  CHANGE IN FISCAL YEAR.

         Not Applicable.

ITEM 9.  SALES OF EQUITY SECURITIES PURSUANT TO REGULATIONS.

         Not Applicable.


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                                   SIGNATURES
                                   ----------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        RURBAN FINANCIAL CORP.



Date: August 28, 2001                   By: /s/ Thomas C. Williams
                                            -----------------------------------
                                            Thomas C. Williams, President & CEO


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                                INDEX TO EXHIBITS
                                -----------------


EXHIBIT NUMBER                        DESCRIPTION                       PAGE NO.
--------------                        -----------                       --------
     99(a)               Press Release Issued August 27, 2001              *








----------------
*Filed herewith


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